UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                            FIDELITY BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040               65-0717085
-----------------------            ------------------          -------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                         33401
-------------------------------------------                      ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 1, 2005, Fidelity Bankshares, Inc. (NASDAQ: FFFL) announced that it had completed its acquisition of and First Community Bancorp, Inc.

A copy of the press release announcing that the parties completed the acquisition is filed as exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:

     99.1 Press   release  dated  April  4,  2005,   announcing   that  Fidelity
          Bankshares, Inc. completed its acquisition of First Community Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FIDELITY BANKSHARES, INC.



DATE: April 4, 2005                   By: /s/ Vince A. Elhilow
                                          -----------------------------------
                                          Vince A. Elhilow
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.        Description
         -----------        -----------
          99.1              Press release dated April 4, 2005,  announcing  that
                            Fidelity Bankshares, Inc. completed its acquisition of First Community Bancorp, Inc.